Dec. 31, 2016
First Investors Life Series Government Fund
First Investors Life Series Government Fund
SUPPLEMENT DATED JUNE 30, 2017

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2017

1.
In “The Funds Summary Section” for the First Investors Government Fund and First Investors Life Series Government Fund (each, a “Government Fund”) under the heading “Principal Investment Strategies” the following is added as the second to last sentence in the second paragraph:

To a lesser extent, the Fund may invest in municipal securities that are rated AA or above by Standards and Poor’s Rating Services or Aa2 or above by Moody’s Investor Service, Inc.

2.	In “The Funds Summary Section” for each Government Fund, the following risks are added as principal risks of the Fund:

Call Risk. When interest rates fall, a callable bond issuer may “call” or repay the security before its maturity and cause the Fund’s income to decline.

Liquidity Risk. Certain securities, such as municipal securities, may be difficult or impossible to sell at a favorable time or price.

3.	In “The Funds Summary Section” for each Government Fund, the disclosure regarding Market Risk is deleted and replaced with the following:

Market Risk.  The prices of the debt securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments, interest rate fluctuations, and circumstances directly involving the issuers. Certain conditions can threaten a municipality’s ability to raise taxes or collect revenue. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

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Please retain this Supplement for future reference.

IELTP6172